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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form F-4 of Deutsche Telekom of our report dated March 27, 2000 relating to the consolidated financial statements of Deutsche Telekom as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, incorporated by reference to the Deutsche Telekom Annual Report on Form 20-F/A, which incorporates said financial statements to the Deutsche Telekom Annual Report 1999 filed on Form 6-K dated April 19, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



We hereby consent to the incorporation by reference in this Registration Statement on Form F-4 of Deutsche Telekom of our report dated March 27, 2000 relating to the consolidated financial statements of Deutsche Telekom as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, incorporated by reference to the said financial statements filed on Form 6-K dated June 27, 2000. We also consent to the reference to us under the headings "Experts" in such Registration Statement.



We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of VoiceStream Wireless Corporation of our report dated March 27, 2000 relating to the consolidated financial statements of Deutsche Telekom as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, incorporated by reference to the Deutsche Telekom Annual Report on Form 20-F/A, which incorporates said financial statements to the Deutsche Telekom Annual Report 1999 filed on Form 6-K dated April 19, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of VoiceStream Wireless Corporation of our report dated March 27, 2000 relating to the consolidated financial statements of Deutsche Telekom as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, incorporated by reference to the said financial statements filed on Form 6-K dated June 27, 2000. We also consent to the reference to us under the headings "Experts" in such Registration Statement.



We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 333-31086, 333-31088, and 333-31090) of
VoiceStream Wireless Corporation of our report dated March 27, 2000 relating to the consolidated financial statements of Deutsche Telekom as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, incorporated by reference to the Deutsche Telekom Annual Report on Form 20-F/A, which incorporates said financial statements to the Deutsche Telekom Annual Report 1999 filed on Form 6-K dated April 19, 2000.



We hereby consent to the incorporation by reference in this Registration Statement on Forms S-8 (Nos. 333-31086, 333-31088, and 333-31090) of VoiceStream Wireless Corporation of our report dated March 27, 2000 relating to the consolidated financial statements of Deutsche Telekom as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, incorporated by reference to the said financial statements filed on Form 6-K dated June 27, 2000.



We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 33-52550, 33-91734, 33-52552, 333-09768 and
333-45522) of Powertel Corporation of our report dated March 27, 2000 relating to the consolidated financial statements of Deutsche Telekom as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, incorporated by reference to the Deutsche Telekom Annual Report on Form 20-F/A, which incorporates said financial statements to the Deutsche Telekom Annual Report 1999 filed on Form 6-K dated April 19, 2000.



We hereby consent to the incorporation by reference in this Registration Statement on Forms S-8 (Nos. 33-52550, 33-91734, 33-52552, 333-09768 and
333-45522) of Powertel Corporation of our report dated March 27, 2000 relating to the consolidated financial statements of Deutsche Telekom as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, incorporated by reference to the said financial statements filed on Form 6-K dated June 27, 2000.


/s/PwC Deutsche Revision
   Aktiengesellschaft
   Wirtschaftsprufungsgesellschaft

Frankfurt am Main

December 5, 2000